Exhibit 32.1

SRM ENTERTAINMENT INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Richard Miller, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-K for the year ended December 31, 2024, of SRM Entertainment, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the SRM Entertainment, Inc..

Date: March 31, 2025

/s/ Richard Miller
Richard Miller,
Chief Executive Officer